UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2021 (February 15, 2021)

AVADEL PHARMACEUTICALS PLC

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-37977	98-1341933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Earlsfort Terrace Dublin 2, Ireland, D02 T380	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares* Ordinary Shares, nominal value $0.01 per share**	AVDL N/A	The Nasdaq Global Market

*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) Ordinary Share.

** Not for trading, but only in connection with the listing of American Depositary Shares on The Nasdaq Global Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Commercial Officer

On February 17, 2021, Avadel Pharmaceuticals plc (the “Company”) announced that Richard Kim has been appointed as Chief Commercial Officer, effective as of February 15, 2021.

As Chief Commercial Officer, Mr. Kim will be paid an annual base salary of $425,000 and will be eligible to receive an annual performance-based bonus equal to 45% of his base salary. In connection with his appointment, Mr. Kim was granted stock options to purchase 350,000 shares of the Company’s American Depositary Shares (the “Equity Award”). The Equity Award will vest in equal installments over a four-year period beginning on February 15, 2022. Mr. Kim will enter into an employment agreement with the Company at a later date.

Prior to joining the Company, Mr. Kim, 51, served as President, U.S. Commercial & Strategic Marketing of Intercept Pharmaceuticals, Inc., a pharmaceuticals company, from February 2018 to January 2021 having previously served as Intercept’s Senior Vice President, Commercial U.S. since July 2015. Prior to his time at Intercept, Mr. Kim worked at Bristol-Myers Squibb starting in 2004, where he held a number of roles of increasing responsibility. Mr. Kim earned his bachelor’s degree in chemistry from the University of Alberta.

There are no arrangements or understandings between Mr. Kim and any other person pursuant to which he was appointed as an executive officer of the Company, and there are no relationships between Mr. Kim and the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Mr. Kim as Chief Commercial Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press Release Issued by the Company on February 17, 2021.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2021	AVADEL PHARMACEUTICALS PLC

	By:	/s/ Jerad G. Seurer
		Name:	Jerad G. Seurer
		Title:	Vice President, Legal Affairs & Corporate Secretary